Exhibit 10.7

ELEVENTH SUPPLEMENTAL INDENTURE

THIS ELEVENTH SUPPLEMENTAL INDENTURE, dated as of May 28, 2010 (this “Eleventh Supplemental Indenture”), is by and among EXCO Resources, Inc., a Texas corporation (the “Issuer”), EXCO Resources (PA), LLC, a Delaware limited liability company (f/k/a EXCO Resources (PA), LLC, a Texas limited liability company) (“EXCO PA”), EXCO Production Company (WV), LLC, a Delaware limited liability company (f/k/a EXCO Resources (WV), LLC, a Texas limited liability company and f/k/a EXCO Production Company (WV), LLC, a Texas limited liability company) (“EXCO WV” and together with EXCO PA, the “Surviving Guarantors”), BG Production Company (PA), LLC, a Delaware limited liability company (f/k/a BG Natural Gas Production Company (PA), LLC, a Texas limited liability company), BG Production Company (WV), LLC, a Delaware limited liability company (f/k/a BG Natural Gas Production Company (WV), LLC, a Texas limited liability company), EXCO Production Company (PA), LLC, a Delaware limited liability company (f/k/a EXCO Production Company (PA), LLC, a Texas limited liability company), Appalachia Midstream, LLC, a Delaware limited liability company (f/k/a Appalachia Midstream, LLC, a Texas limited liability company), and EXCO Resources (XA), LLC, a Delaware limited liability company (f/k/a EXCO Resources (XA), LLC, a Texas limited liability company) (each a “New Guarantor”; each of the New Guarantors, EXCO PA and EXCO WV are collectively referred to herein as “Guarantors”), and Wilmington Trust Company, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer, the Subsidiary Guarantors (as defined therein) and the Trustee are parties to an Indenture dated as of January 20, 2004, as supplemented by the First Supplemental Indenture dated as of January 27, 2004, the Second Supplemental Indenture dated as of December 21, 2004, the Third Supplemental Indenture dated as of February 14, 2006, the Fourth Supplemental Indenture dated as of May 4, 2006, the Fifth Supplemental Indenture dated as of May 3, 2007, the Sixth Supplemental Indenture dated as of February 12, 2008, the Seventh Supplemental Indenture dated as of June 30, 2008, the Eighth Supplemental Indenture dated as of December 31, 2008, the Ninth Supplemental Indenture dated as of April 30, 2010, and the Tenth Supplemental Indenture dated as of May 7, 2010 (collectively, the “Indenture”), providing for the issuance of the Issuer’s 7 1/4% Senior Notes Due 2011 (the “Securities”);

WHEREAS, as of May 28, 2010, EXCO PA, a Restricted Subsidiary and a Subsidiary Guarantor under the Indenture, has merged with EXCO WV, a Restricted Subsidiary and a Subsidiary Guarantor under the Indenture (the “Merger”), with each of EXCO PA and EXCO WV being surviving entities, and in addition, with each of the New Guarantors being newly formed surviving entities in the Merger;

WHEREAS, pursuant to Section 5.01(b) of the Indenture, the Guarantors are required to execute and deliver to the Trustee a supplemental indenture pursuant to which EXCO WV, EXCO PA and each New Guarantor shall unconditionally and irrevocably guarantee the Issuer’s obligations with respect to the Securities on the terms set forth in the Indenture; and

WHEREAS, pursuant to Section 9.01 and 9.06 of the Indenture, the Issuer, the Guarantors and the Trustee are authorized to execute and deliver this Eleventh Supplemental Indenture.

NOW, THEREFORE, for and in consideration of the foregoing premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

1. Capitalized Terms. Initially capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Agreement to Assume Obligations of Subsidiary Guarantor. Each Guarantor hereby unconditionally and irrevocably guarantees the Issuer’s obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article 10 of the Indenture and agrees to be bound by all other provisions of the Indenture and the Securities applicable to a “Subsidiary Guarantor” therein.

3. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Eleventh Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Notices. For purposes of Section 14.02 of the Indenture, the address for notices to each Guarantor shall be as follows:

EXCO Resources (PA), LLC

EXCO Production Company (WV), LLC

BG Production Company (PA), LLC

BG Production Company (WV), LLC

EXCO Production Company (PA), LLC

Appalachia Midstream, LLC

EXCO Resources (XA), LLC

c/o EXCO Resources, Inc.

12377 Merit Drive, Suite 1700

Dallas, TX 75251

5. Governing Law. This Eleventh Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

6. Counterparts. The parties may sign any number of copies of this Eleventh Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

7. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

8. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eleventh Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors.

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed, all as of the date first above written.

EXCO RESOURCES, INC.

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

EXCO RESOURCES (PA), LLC, as a Subsidiary Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

EXCO PRODUCTION COMPANY (WV), LLC, as a Subsidiary Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

BG PRODUCTION COMPANY (PA), LLC, as a Subsidiary Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

BG PRODUCTION COMPANY (WV), LLC, as a Subsidiary Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

EXCO PRODUCTION COMPANY (PA), LLC, as a Subsidiary Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

APPALACHIA MIDSTREAM, LLC, as a Subsidiary Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

EXCO RESOURCES (XA), LLC, as a Subsidiary Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ W. THOMAS MORRIS, II
Name:	W. Thomas Morris, II
Title:	Vice President